SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by Registrant  X
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ]         Preliminary Proxy Statement
[ ]         Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[X]         Definitive Proxy Statement
[ ]         Definitive Additional Materials
[ ]         Soliciting Materials Pursuant to ss. 240.14a-12


                            COVENANT TRANSPORT, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:  N/A
        (2) Aggregate number of securities to which transaction applies:     N/A
        (3) Per unit price or other underlying value of transaction computed
            pursuant to Exchange Act Rule 0-11:                              N/A
        (4) Proposed maximum aggregate value of transaction:                 N/A
        (5) Total Fee paid:                                                  N/A

[ ]     Fee paid previously with preliminary materials.                      N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:                                          N/A
        (2) Form, Schedule or Registration Statement No.:                    N/A
        (3) Filing Party:                                                    N/A
        (4) Date Filed:                                                      N/A

                            COVENANT TRANSPORT, INC.
                             400 Birmingham Highway
                          Chattanooga, Tennessee 37419

                       ----------------------------------
                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2003
                       ----------------------------------


To Our Stockholders:

     The 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Covenant Transport, Inc., a Nevada corporation (the "Company"), will be held at the Company, 400 Birmingham Highway, Chattanooga, Tennessee 37419, at 10:00 a.m. Eastern Time, on Thursday, May 22, 2003, for the following purposes:

     1. To consider and act upon a proposal to elect eight (8) directors of the Company;

     2. To consider and act upon a proposal to ratify the selection of KPMG LLP as independent public accountants for the Company for 2003;

     3. To consider and act upon a proposal to approve the Company's 2003 Incentive Stock Plan;

     4. To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on March 24, 2003, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

     All Stockholders are cordially invited to attend the Annual Meeting.

                                 By Order of the Board of Directors,


                                 /s/ David R. Parker
                                 David R. Parker
                                 Chairman of the Board

Chattanooga, Tennessee 37419
April 18, 2003

                            COVENANT TRANSPORT, INC.
                             400 Birmingham Highway
                          Chattanooga, Tennessee 37419


                       -----------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 22, 2003
                       -----------------------------------



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Covenant Transport, Inc., a Nevada corporation (the "Company"), to be used at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Company's headquarters, 400 Birmingham Highway, Chattanooga, Tennessee 37419 on Thursday, May 22, 2003, at 10:00 a.m. Eastern Time, and any adjournment thereof. All costs of the solicitation will be borne by the Company. The approximate date of mailing this Proxy Statement and the enclosed form of proxy is April 18, 2003.

     The enclosed copy of the Company's annual report for the fiscal year ended December 31, 2002, is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy solicitation material.

                               PROXIES AND VOTING

     Only stockholders of record at the close of business on March 24, 2003 ("Stockholders"), are entitled to vote, either in person or by valid proxy, at the Annual Meeting. Holders of Class A Common Stock are entitled to one vote for each share held. Holders of Class B Common Stock are entitled to two votes for each share held. On March 24, 2003, there were issued and outstanding 12,032,664 shares of Class A Common Stock, par value one cent ($.01), entitled to cast an aggregate 12,032,664 votes on all matters subject to a vote at the Annual Meeting, and 2,350,000 shares of Class B Common Stock, par value one cent ($.01), entitled to cast an aggregate 4,700,000 votes on all matters subject to a vote at the Annual Meeting. The Company has a total of 14,382,664 shares of Common Stock outstanding, entitled to cast an aggregate 16,732,664 votes on all matters subject to a vote at the Annual Meeting. The number of issued and outstanding shares excludes approximately 1,382,106 shares of Class A Common Stock reserved for issuance under the Company's incentive stock plans, and other arrangements. Holders of unexercised options are not entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors.

     All proxies that are properly executed and received by the Company prior to the Annual Meeting will be voted in accordance with the choices indicated. Any Stockholder may be represented and may vote at the Annual Meeting by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven
(7) years from the date of its execution. Any Stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     Other than the election of Directors, which requires a plurality of the votes cast, each matter to be submitted to the Stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. If no direction is specified by the Stockholder, the proxy will be voted "For" the proposals as specified in this notice and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, the Stockholders will elect eight directors to serve as the Board of Directors until the 2004 Annual Meeting of the Stockholders of the Company or until their successors are elected and qualified. On February 20, 2003, the Board of Directors voted to expand the number of directors to eight effective at the Annual Meeting. The Board of Directors has nominated for election as directors the eight persons listed below. David R. Parker, Michael
W. Miller, William T. Alt, Robert E. Bosworth, Hugh O. Maclellan,  Jr., and Mark
A. Scudder, are presently serving as directors. Bradley A. Moline and Niel B. Nielson have been nominated to become directors. In the absence of contrary instructions, each proxy will be voted for the election of the all the proposed directors.

     Information Concerning Directors and Executive Officers

     Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of the Company's current directors, director nominees, and other executive officers is set forth below. All references to experience with the Company include positions with the Company's operating subsidiary, Covenant Transport, Inc., a Tennessee corporation. All executive officers are elected annually by the Board of Directors.


                NAME                   AGE                     POSITION                         DIRECTOR SINCE


David R. Parker                         45    Chairman of the Board, President, Chief
                                              Executive Officer                                      1985

Michael W. Miller                       45    Executive Vice President, Chief Operating
                                              Officer, Director                                      1995

Joey B. Hogan                           41    Senior Vice President and Chief Financial
                                              Officer                                                 NA

L. D. "Micky" Miller, III               49    Executive Vice President of Sales and
                                              Marketing                                               NA

R. H. Lovin, Jr.                        51    Senior Vice President - Administration,
                                              Secretary, Director(1)                                 1994

William T. Alt(2)(3)                    66    Director                                               1994

Robert E. Bosworth(2)(3)                55    Director                                               1998

Hugh O. Maclellan, Jr.(2)(3)            63    Director                                               1994

Mark A. Scudder(3)                      40    Director                                               1994

Bradley A. Moline                       36    Director Nominee                                       N.A.

Niel B. Nielson                         49    Director Nominee                                       N.A.

-------------------------------------------

(1) Mr. R. H. Lovin, Jr., who has been a member of the Board of Directors since 1994, will resign from the Board effective with the 2003 Annual Meeting, although he will remain an officer of the Company.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation Committee.

     David R. Parker has served as President since founding the Company in 1985 and as Chairman of the Board and Chief Executive Officer since 1994. Mr. Parker was elected to the Board of Directors of the Truckload Carriers' Association in 1994. Mr. Parker is a member of the American Trucking Associations' Board of Directors, and serves on the Executive Committee, the Safety Committee, and the Audit Committee of such group.

     Michael W. Miller has served as the Company's Executive Vice President and Chief Operating Officer since 1997. He previously served as the Company's Vice President - Operations from 1993 to 1997 and in various other positions with the Company from 1987 to 1993. Mr. Miller has over 25 years of experience in the transportation industry.

     Joey B. Hogan has served as the Company's Senior Vice President and Chief Financial Officer since December 2001. From joining Covenant in August 1997 thru December 2001, Mr. Hogan was the Company's Treasurer and Chief Financial Officer. In 1996 and 1997, Mr. Hogan served as Chief Financial Officer of The McKenzie Companies in Cleveland, Tennessee, a group of privately-owned companies. From 1986 to 1996, Mr. Hogan served in various capacities, including three years as Director of Finance, with Chattem, Inc., a publicly-held company, headquartered in Chattanooga, Tennessee, involved in the manufacturing and marketing of over-the-counter pharmaceuticals and toiletries products.

     L. D. "Micky" Miller, III, has served as the Company's Executive Vice President of Sales and Marketing since December 2, 2002. Mr. Miller has 28 years of sales and operations experience in the trucking industry. From January 2000 to November 2002, Mr. Miller owned and operated two privately owned trucking companies, one of which was a truckload carrier and the other of which was a less-than-truckload carrier. From 1994 to 1997, Mr. Miller served as a Chief Executive Officer of the CSI/Crown, Inc. division of U.S. Xpress Enterprises, Inc.

     R. H. Lovin, Jr. has served as the Company's Senior Vice President - Administration since February 2003, as a director since May 1994, and Corporate Secretary since August 1995. Mr. Lovin previously served as the Company's Chief Financial Officer from 1986 to 1994 and as Vice President - Administration and director from 1994 to February 2003.

     William T. Alt has engaged in the private practice of law since 1962 and has served as outside counsel to the Company since 1986.

     Robert E. Bosworth has served as a director of the Company since 1998. Since February 2001, Mr. Bosworth has been the Vice President of Corporate Finance for the Livingston Company, a merchant bank located in Chattanooga. From February 1998 until February 2001, Mr. Bosworth was a business and management consultant to various corporations in the Chattanooga area. Prior to February 1998, Mr. Bosworth served for more than five years as Executive Vice President and Chief Financial Officer of Chattem, Inc. Mr. Bosworth is a director of Chattem, Inc.

     Hugh O. Maclellan,  Jr. is President of the Maclellan Foundation,  Inc. and
serves  on  the  Boards  of   UnumProvident   Corporation   and  SunTrust  Bank,
Chattanooga, N.A.

     Mark A. Scudder has been an attorney for more than nine years with Scudder Law Firm, P.C., L.L.O., Lincoln, Nebraska, the Company's outside corporate and securities counsel. Mr. Scudder is on the board of managers of eScout LLC, a private company that provides electronic procurement services, mostly for large corporations. Mr. Scudder also is a director of Knight Transportation, Inc., a publicly traded truckload carrier.

     Bradley A. Moline has been the President of Imperial Super Foods, a grocery store in Imperial, Nebraska, since February 2002. In October 2002, Mr. Moline formed Allo Communications, LLC, a competitive local telephone company, and serves as its President and Chief Executive Officer. Mr. Moline was the President of Forte Technologies, a contract manufacturer of high precision parts, from February 2001 until February 2002. From 1997 to May 2001, Mr. Moline was the Senior Vice President of Finance and Chief Financial Officer of Birch Telecom, Inc., an integrated communications provider. Mr. Moline resigned from his position at Birch Telecom, Inc. to take the position with Forte Technologies more than sixteen months prior to Birch Telecom, Inc.'s filing of a petition under the federal bankruptcy laws in September 2002. From 1994 to 1997, Mr. Moline was the Treasurer and Chief Financial Officer of Covenant Transport, Inc.

     Niel B. Nielson has been President of Covenant College since 2002. From 1997 until 2002, Mr. Nielson was the Associate Pastor of Outreach for College Church in Wheaton, Illinois. Mr. Nielson was a partner and trader for Ritchie Capital Markets Group, LLC from 1996 to 1997. Prior to 1996, Mr. Nielson served as an executive officer in various companies, including serving for two years as Senior Vice President of Chicago Research and Trading Group, Ltd., a company at which he was employed for nine years. Mr. Nielson is also a director of First Defined Portfolio Fund LLC, an open-end management investment company under the Investment Company Act of 1940.

Meetings and Compensation

     Board of Directors. The Board of Directors of the Company held four regularly scheduled meetings during the fiscal year ended December 31, 2002. No director attended less than 75% of the meetings of the Board of Directors or any committee on which he served. Directors who are not employees of the Company received an annual retainer of $10,000 plus $1,000 per Board of Directors meeting attended in person, $500 per Board of Directors meeting attended by telephone, and reimbursement of expenses incurred in attending such Board meetings. Compensation for each of the non-employee directors in 2002 was $15,000 for each of Messrs. Alt, Bosworth, and Scudder, and $14,000 for Mr. Maclellan. In May 2002, the Board of Directors granted each non-employee director an option to purchase 2,500 shares of the Company's Class A Common Stock, under the Outside Director Stock Option Plan, at $15.39 per share, the fair market value on the date of the grant. The options immediately vested and must be exercised within ten (10) years of the date of the grant. The option grant was in lieu of an increase in cash compensation. If Proposal No. 3 to approve the 2003 Plan is approved by stockholders, no further stock grants will be made under the Outside Director Stock Option Plan after May 31, 2003, and all future stock grants to directors will be made under the 2003 Plan.

     Compensation Committee. The Compensation Committee of the Board of Directors met three times during 2002. This committee reviews all aspects of compensation of the Company's executive officers and makes recommendations on such matters to the full Board of Directors. The Compensation Committee Report on Executive Compensation for 2002 is set forth below. See "Compensation Committee Report on Executive Compensation."

     Audit Committee and Audit Committee Report. The Audit Committee met five times during 2002. Messrs, Alt, Bosworth, and Maclellan served as the Audit Committee. The responsibilities of the Audit Committee are set forth in the Audit Committee Report, which appears below. All of the members of the Audit Committee are independent directors, as defined in the NASDAQ Stock Market's Listing Rule 4200. The Audit Committee has been operated pursuant to a written charter detailing its duties since May 18, 2000. The written charter is included as Appendix A to the Proxy Statement. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission rules, issues a report recommending to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K, and certain other matters, including the independence of the Company's outside public accountants. The 2002 Report of the Audit Committee is set forth below.

     The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent the Company incorporates such report by specific reference.

                         Audit Committee Report for 2002

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted accounting principles, and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and the independent public accountants. For the fiscal year ended December 31, 2002, the Audit Committee (1) reviewed and discussed the audited financial statements with management and KPMG LLP, the Company's independent auditors; (2) discussed with the auditors the matters required to be disclosed by Statement on Auditing Standards No. 61; (3) received and discussed with the independent auditors the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1; and (4) has discussed with the independent auditors the independent auditors' independence. The Audit Committee met with representatives of the independent auditors without management or other persons present on two occasions during 2002. Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

                                Audit Committee:

                                William T. Alt
                                Robert E. Bosworth (Chairman)
                                Hugh O. Maclellan, Jr.

     Nominating Committee. The Board does not maintain a standing nominating committee or other committee performing similar functions.

     Compensation Committee Interlocks and Insider Participation. Messrs. Alt, Bosworth, Maclellan, and Scudder served as the Compensation Committee in 2002. None of such individuals has been an officer or employee of the Company. Mr. Scudder's law firm serves as the Company's corporate and securities counsel and earned approximately $265,000 in fees for legal services during 2002. Mr. Alt has served as outside counsel to the Company on various matters since 1986.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2002, Tenn-Ga Equipment Sales, Inc., ("Tenn-Ga") a corporation that was wholly owned by Clyde M. Fuller, purchased used tractors and trailers from the Company for approximately $3.0 million, and the Company purchased equipment from Tenn-Ga for approximately $37,000. The Company believes that the transactions represented fair market value. Mr. Fuller held approximately 9.8% of the Company's outstanding Common Stock at the time of his death in December. He was the stepfather of David R. Parker and was employed by the Company at a nominal salary. The terms of all transactions were negotiated by Mr. Fuller and Mr. Parker. During the first quarter of 2003, Tenn-Ga contracted with the Company to make certain repairs to approximately 125 tractor units. The work was prepaid by Tenn-Ga and amounted to approximately $220,000. The Company estimated the rate charged based upon its costs and its available shop capacity at the time. The terms of the repairs were negotiated by Elizabeth Fuller and David R. Parker. Mrs. Fuller is the administrator of the estate of Clyde M. Fuller, the beneficiary under his will, and David Parker's mother.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation paid to the chief executive officer and the four other named executive officers of the Company (the "Named Officers"), for services in all capacities to the Company for the fiscal years ended December 31, 2002, 2001, and 2000.


                           Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------------
                                   Annual Compensation                           Long Term Compensation
                                                                             ------------------------------------
                                                                                     Awards              Payouts
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Restricted   Securities
 Name and Principal                                         Other Annual      Stock       Underlying       LTIP        All Other
  Position                 Year     Salary      Bonus(1)   Compensation(2)    Award(s)    Options (#)    Payouts     Compensation(3)
------------------------------------------------------------------------------------------------------------------------------------

David R. Parker            2002      $525,000   $206,719         (4)             -           10,000       -            $23,007
Chairman, President, and   2001      $525,000      -              -              -           10,000       -            $5,987
Chief Executive Officer    2000      $509,135      -              -              -          120,000       -            $5,407
------------------------------------------------------------------------------------------------------------------------------------
Michael W. Miller
Executive Vice President   2002      $248,770   $106,116          -              -           10,000       -               -
and Chief Operating        2001      $245,001      -           $27,600           -           10,000       -               -
Officer                    2000      $241,250      -           $27,600           -           60,000       -               -
------------------------------------------------------------------------------------------------------------------------------------
Joey B. Hogan
Senior Vice President      2002      $177,693   $78,374           -              -           10,000       -               -
and Chief Financial        2001      $175,000      -              -              -           10,000       -               -
Officer                    2000      $166,539      -              -              -           50,000       -               -
------------------------------------------------------------------------------------------------------------------------------------
Ronald B. Pope             2002      $150,001   $47,250           -              -            7,500       -            $2,885
Senior Vice                2001      $150,001      -              -              -            7,500       -               -
President-Sales/Marketing  2000      $145,193      -              -              -           30,000       -               -
------------------------------------------------------------------------------------------------------------------------------------
R. H. Lovin, Jr.           2002      $121,385   $55,125            -             -            7,500       -               -
Senior Vice President-     2001      $118,000      -           $13,200           -            7,500       -               -
Administration, Secretary  2000      $113,879      -           $13,200           -           40,000       -               -
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------

(1) The amount reflects cash portion of bonus earned by the Named Officer during 2002. The cash portion is equal to 75% of the bonus earned under the Named Officers' compensation program. In accordance with the program, the remaining 25% was paid through issuance of immediately exercisable stock options at the rate of an option on 100 shares for each $1,000 of bonus payment foregone. For 2002, the Named Officers received options under the compensation program to purchase the following number of shares of Class A Common Stock at the $17.30 fair market value on February 20, 2003 (the date of the grant): David Parker - 6,891; Michael Miller - 3,537; Joey Hogan - 2,612; Ronald Pope - 1,575; and R. H. Lovin, Jr. - 1,838. No bonus was paid in 2001 or 2000.

(2) For all Named Officers, other annual compensation did not exceed 10% of such Named Officer's total salary and bonus for 2002. In 2001 and 2000, for all Named Officers other than Michael W. Miller and R. H. Lovin, Jr., other annual compensation did not exceed 10% of such Named Officer's total salary for such reported years. The amounts listed for Messrs. Miller and Lovin reflect the amount of the Company car allowance for each in 2001 and 2000.

(3) Mr. Parker's other compensation in 2002 includes the amount of compensation he received to make payments on a split-dollar life insurance policy, and to pay taxes on the amount of the bonus. Under agreements entered into in December 1992 and December 2001, the Company is obligated to provide split-dollar life insurance arrangements for Mr. Parker. In years prior to 2002, the Company paid the premiums, was entitled to receive repayment of the premiums advanced from the death benefit or cash value, and Mr. Parker was deemed to have compensation equal to a portion of the premium advanced. During 2002, the Sarbanes-Oxley Act of 2002 made unlawful certain personal loans to or for the benefit of executive officers and directors. The
     Company does not believe that making additional payments under the pre-existing split-dollar arrangement should constitute a banned personal loan. However, until further guidance is issued, the Company is taking a conservative position relative to the requirements of the Sarbanes-Oxley Act of 2002, and is paying Mr. Parker, as compensation, amounts that Mr. Parker uses to pay insurance premiums on the split-dollar life insurance policy. The Company will not be entitled to receive reimbursement of these amounts, but will retain the right to receive from the insurance company an amount equal to the amount that the Company paid in premiums on the split-dollar policy prior to 2002. In 2001 and 2000, Mr. Parker's other compensation included the reportable portion of premiums paid on split-dollar life insurance policies. For Mr. Pope, all other compensation in 2002 includes $2,885 that the Company paid Mr. Pope for one week of vacation that was not used by Mr. Pope.

(4) The amount reported as Mr. Parker's other compensation under the column "All Other Compensation" includes amounts paid as reimbursement for the payment of taxes.

The following table lists stock options granted to the Named Officers during the fiscal year ended December 31, 2002. The Company has not granted any stock appreciation rights ("SARs").


                                          Option/SAR Grants in Last Fiscal Year

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Potential realizable
                                                                                                 value at assumed annual
                                                                                                   rates of stock price
                                                                                                 appreciation for option
                                      Individual Grants                                                    term
------------------------------------------------------------------------------------------------------------------------------------
                             Number of
                            securities         Percent of total       Exercise
                            underlying     options/SARs granted        or base
                           options/SARs    to employees in fiscal      price       Expiration
        Name                granted (#)            year                ($/Sh)         Date         5% ($)        10% ($)
------------------------------------------------------------------------------------------------------------------------------------
David R. Parker                    10,000            5.8%                  15.39    05/16/2012      119,238        302,174
------------------------------------------------------------------------------------------------------------------------------------
Michael W. Miller                  10,000            5.8%                  15.39    05/16/2012      119,238        302,174
------------------------------------------------------------------------------------------------------------------------------------
Joey B. Hogan                      10,000            5.8%                  15.39    05/16/2012      119,238        302,174
------------------------------------------------------------------------------------------------------------------------------------
Ronald B. Pope                      7,500            4.4%                  15.39    05/16/2012       89,429        226,630
------------------------------------------------------------------------------------------------------------------------------------
R. H. Lovin, Jr.                    7,500            4.4%                  15.39    05/16/2012       89,429        226,630
------------------------------------------------------------------------------------------------------------------------------------

     The following table demonstrates the options under the Plan that were exercised during the fiscal year ended December 31, 2002, by the Named Officers.


                    Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
------------------------------------------------------------------------------------------------------------------------------------
                              Shares                   Number of securities underlying        Value of unexercised
                            acquired                       unexercised options/SARs               in-the-money
                               on         Value              at fiscal year end             options/SARs at fiscal year
                             exercise    realized                   (#)                           end(1) ($)
          Name                 (#)         ($)         Exercisable      Unexercisable      Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
David R. Parker                    -0-          -0-         252,541             56,665        1,540,726           474,597
------------------------------------------------------------------------------------------------------------------------------------
Michael W. Miller               10,000      107,500         105,633             36,665          598,361           255,397
------------------------------------------------------------------------------------------------------------------------------------
Joey B. Hogan                    5,000       62,840          78,940             33,332          433,814           218,868
------------------------------------------------------------------------------------------------------------------------------------
Ronald B. Pope                  34,022      259,229          22,800             22,500           85,988           136,756
------------------------------------------------------------------------------------------------------------------------------------
R. H. Lovin, Jr.                14,333      150,001          61,334             25,833          276,871           173,286
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------

(1) Based on the $18.96 closing price of the Company's Class A Common Stock on December 31, 2002.

     The Company does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights.

Employment Agreements

     The Company currently does not have any employment, severance, or change-in-control agreements with any of its executive officers. However, under certain circumstances in which there is a change of control, holders of outstanding stock options granted under the Plan may be entitled to exercise such options notwithstanding that such options may otherwise not have been fully exercisable. The Board of Directors has the authority to extend similar rights to holders of additional awards under the Plan.

The Compensation Committee Report on executive compensation, and the performance graph appearing later in this Proxy Statement shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any filing incorporating this proxy statement by reference, except to the extent the Company incorporates this report and graph by specific reference.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors prepared the following report on executive compensation.

     The approach to determining executive compensation generally consists of three elements: base salary, annual stock option grants, and an annual bonus. For 2002, the Chief Executive Officer participated in the same program as the other executive officers and was evaluated on the same basis as the other executive officers. The Compensation Committee believes that the annual bonus program directly links corporate performance to executive compensation. The Compensation Committee also believes that the annual stock option grants and the stock-based component of the annual bonus indirectly link executive compensation to corporate performance to the extent corporate performance is reflected in the Company's stock price.

     The Compensation Committee has reviewed the base salaries of its executive officers and believes such salaries are generally comparable to those earned by similarly-situated executives. Under the executive compensation program, increases in base salaries are intended to slow after executives reach target salaries identified by the Compensation Committee. The Compensation Committee may adjust the targets as executives assume additional responsibilities. In 2002, the Company adjusted the target salary of Mr. Lovin upward in recognition of his increased responsibilities in the area of risk management. Mr. Parker's salary, which was increased to $525,000 in May of 2000, remained the same for 2002. In view of financial results for the Company, the Company awarded Mr. Hogan and Mr. Miller moderate raises.

     The annual stock option element of the compensation program provides that each executive will be granted an annual stock option to purchase up to 10,000 shares of the Company's Class A Common Stock at the market price on the date of the annual meeting under the Company's incentive stock plan for key employees. Stock options granted since July of 2000 vest ratably over three years and expire ten years from the date of grant. Certain options granted prior to 1998 vest ratably over five years and expire ten years from the date of grant. The Compensation Committee believes that a multi-year granting and vesting schedule will encourage the executives to remain with the Company.

     The annual bonus element of the compensation program permits the executives to earn a percentage of their salary based upon the achievement of individual and corporate goals for that year. For senior management, 60% to 75% of the bonus is based upon attaining or exceeding the earnings per share target established at the beginning of the year. The remainder of the bonus is based upon achieving certain individual goals that are established at the beginning of each year. For 2002, the Chief Executive Officer's bonus was based 75% on attaining or exceeding the earnings per share target and 25% on the attainment of individual goals. Both the earnings per share and individual goals were obtained. The Board of Directors establishes the goals for the Chief Executive Officer, and the Chief Executive Officer establishes the goals for the rest of the executives.

     The initial bonus amounts for the executives are adjusted up or down based upon the Company's ranking among its peer group of companies in the following performance measures: revenue growth, earnings per share growth, pretax margin, and return on average equity. The peer group identified by the Compensation Committee consists of Swift Transportation, Werner Enterprises, USA Truck, Inc., U.S. Xpress Enterprises, and Transport Corp. of America. For 2003, Transport Corp. of America has been replaced by Celadon Group, Inc. The annual bonus for senior management is limited to 75% of the executive's base salary. The Company must achieve its earnings per share goal for any individual bonus to be paid. There is an exception for individual goal bonuses to be paid if the Company achieves at least a threshold percentage of the earnings per share goal and ranks first or second in its peer group.

     The executives currently must accept at least 25% of their annual bonus in the form of stock-based compensation and may choose to receive up to 100% of the bonus in the form of stock-based compensation. The Compensation Committee believes that this bonus program provides incentives to grow earnings per share, achieve individual goals, and perform at or above the level of peer companies. For 2002, the Company was ranked third of six by the Compensation Committee among its peer group in the designated performance measures, the earnings per share target was exceeded, and each of the Named Officer executives met at least 75% of his established personal goals.

                                 Compensation Committee

                                 William T. Alt
                                 Robert E. Bosworth
                                 Hugh O. Maclellan, Jr.
                                 Mark A. Scudder (Chairman)

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth, as of March 20, 2003, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director, director nominee, and Named Officer of the Company, and by all directors and executive officers of the Company as a group.


------------------------------------------------------------------------------------------------------------------------------------
                               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Amount & Nature
                                                                                 of Beneficial
    Title of Class           Name of Beneficial Owner(1)                          Ownership(2)          Percent of Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        35.19% of Class A
  Class A & Class B     David R. Parker &                                                               100.0% of Class B
        Common          Jacqueline F. Parker                                      6,677,149(3)           45.59% of Total
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      Michael W. Miller                                            115,633                    *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      Joey B. Hogan(4)                                             94,254                     *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      Ronald B. Pope(5)                                            31,265                     *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      R. H. Lovin, Jr.                                             68,834                     *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      William T. Alt                                               14,000                     *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      Robert E. Bosworth(6)                                        28,000                     *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      Hugh O. Maclellan, Jr. (7)                                   29,500                     *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      Mark A. Scudder(8)                                           18,650                     *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      Bradley A. Moline                                             1,000                     *
------------------------------------------------------------------------------------------------------------------------------------
    Class A Common      Niel B. Nielson                                                 0                       *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        11.64% of Class A
    Class A Common      Elizabeth Fuller(9)                                         1,406,134            9.75% of Total
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        8.47% of Class A
    Class A Common      Dimensional Fund Advisors Inc.(10)                          1,018,795           7.08% of Total
------------------------------------------------------------------------------------------------------------------------------------
  Class A & Class B     All directors and executive officers as a group
        Common          (9 persons)                                                 7,077,285            47.17% of Total
------------------------------------------------------------------------------------------------------------------------------------

---------------------

*    Less than one percent (1%).
(1) The business address of Mr. and Mrs. Parker and Mrs. Fuller is 400 Birmingham Highway, Chattanooga, TN 37419; the business address of Dimensional Fund Advisors Inc., a Delaware corporation, is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(2) In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares of Class A Common Stock beneficially owned includes the following shares underlying stock options that are exercisable or will become exercisable within 60 days following March 20, 2003: Mr. Parker - 262,541; Mr. Miller - 115,633; Mr. Lovin - 68,834; Mr.
     Pope - 30,300;  Mr.  Hogan - 88,940;  Mr.  Alt - 14,000;  Mr.  Maclellan  -
     14,000; Mr. Scudder - 14,000; and Mr. Bosworth - 14,000. The beneficial ownership also includes the following shares held by the Named Officer in the Company's 401(k) Plan: Mr. Parker - 9,608; Mr. Miller - 0; Mr. Lovin - 0; Mr. Hogan - 1,914; and Mr. Pope - 865.
(3) Includes 4,055,000 shares of Class A Common Stock and 2,350,000 shares of Class B Common Stock, of which are all owned by Mr. and Mrs. Parker as Joint Tenants with Rights of Survivorship, except 200,000 shares of Class A Common Stock owned by the Parker Family Limited Partnership, of which Mr. and Mrs. Parker are general partners. Also includes 262,541 shares of Class A Common Stock underlying stock options granted to Mr. Parker that are exercisable or will become exercisable within 60 days following March 20, 2003, and 9,608 shares held by Mr. Parker in the Company's 401(k) Plan.
(4) Includes 3,400 shares of Class A Common Stock owned by Joey B. Hogan and Melinda J. Hogan, as joint tenants. Also includes 88,940 shares of Class A Common Stock underlying stock options granted to Mr. Hogan that are exercisable or will become exercisable within 60 days following March 20, 2003 and 1,914 shares held by Mr. Hogan in the Company's 401(k) Plan.

(5) Includes 100 shares of Class A Common Stock owned directly, 865 shares held by Mr. Pope in the Company's 401(k) Plan, and 30,300 shares of Class A Common Stock underlying stock options granted to Mr. Pope that are exercisable or will become exercisable within 60 days following March 20, 2003.
(6) Mr. Bosworth's holdings include 11,000 shares of Class A Common Stock held by Hamico, Inc., a charitable foundation for which Mr. Bosworth serves as director and executive officer. Mr. Bosworth disclaims beneficial ownership of all such shares held by Hamico, Inc. Also includes 2,000 shares of Class A Common Stock owned directly, 1,000 shares of Class A Common Stock held in an individual retirement account, and 14,000 shares of Class A Common Stock underlying stock options granted to Mr. Bosworth that are exercisable or will become exercisable within 60 days of March 20, 2003.
(7) Mr. Maclellan's holdings include 15,500 shares of Class A Common Stock held directly, and 14,000 shares of Class A Common Stock underlying stock options granted to Mr. Maclellan that are exercisable or will become exercisable within 60 days of March 20, 2003.
(8) Mr. Scudder's holdings include 100 shares of Class A Common Stock held directly, and 200 shares of Class A Common Stock held as custodian for a minor child under the Uniform Gifts to Minors Act, as to which beneficial ownership is disclaimed. Also includes 4,350 shares of Class A Common Stock held in an individual retirement account, and 14,000 shares of Class A Common Stock underlying stock options granted to Mr. Scudder that are exercisable or will become exercisable within 60 days of March 20, 2003.
(9) Includes 1,360,300 shares of Class A Common Stock and 45,834 shares of Class A Common Stock underlying exercisable stock options. Mrs. Fuller is the administrator of the estate of Clyde M. Fuller and is the beneficiary under his will. With her appointment as administrator by the probate court of Hamilton County, Tennessee, on January 23, 2003, Mrs. Fuller became the beneficial owner of the shares and options owned by Mr. Fuller at the time of his death. Mrs. Fuller is David Parker's mother.
(10) As reported on Form 13G/A filed with the SEC February 12, 2003.

                             STOCK PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                 PERFORMANCE GRAPH FOR COVENANT TRANSPORT, INC.

     The following graph compares the cumulative total stockholder return of the Company's Class A Common Stock with the cumulative total stockholder return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Trucking & Transportation Stocks commencing December 31, 1997, and ending December 31, 2002.

                            GRAPH WAS CENTERED HERE
                                IN PRINTED FORM

Prepared  by CRSP  (www.crsp.uchicago.edu),  Center  for  Research  in  Security
Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

The stock performance graph assumes $100 was invested on December 31, 1997. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799 US & Foreign. The Company will provide the names of all companies in such index upon request.

             SECTION 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that its officers, directors, and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company's preceding fiscal year except that a Form 4 for R. H. Lovin, Jr. with respect to the exercise and sale of options on 3,500 shares which occurred on February 5, 2002, was not filed until March 21, 2002. The Company will make available through its website at www.covenanttransport.com copies of Section 16(a) forms that its directors and executive officers file with the SEC.

                                   PROPOSAL 2
                    RATIFICATION OF SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as independent public accountants for the Company for the fiscal year ending December 31, 2003. KPMG LLP has served as independent public accountants for the Company since September, 2001. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

     Effective September 12, 2001, the Company's Board of Directors, with the approval of the Audit Committee, approved a change in the Company's independent accountants for the fiscal year ended December 31, 2001 from PricewaterhouseCoopers LLP to KPMG LLP, and dismissed PricewaterhouseCoopers LLP as independent accountants. The Company solicited and received formal proposals for accounting and tax services from several accounting firms during the two months prior to the change.

     In connection with the audits of the two fiscal years ended December 31, 2000, and during the subsequent interim period through September 12, 2001, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to such matter in their accountant's report on the financial statements for such years. No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred within the Company's two fiscal years ended December 31, 2000, or the interim period through September 12, 2001.

     The audit reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company as of and for the two fiscal years ended December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two fiscal years ended December 31, 2000, and the subsequent interim period through September 12, 2001, the Company did not consult with KPMG LLP on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304 (a)(1)(iv) and Regulation S-K Item 304 (a)(1)(v), respectively, or on the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements relating to which either a written report was provided to the Company or oral advice was provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue.

                       Fiscal Year 2002 Audit Fee Summary

     During fiscal year 2002, KPMG LLP provided services in the following categories to the Company in the following amounts:

       Audit fees                                                       $119,500
       Financial information systems design & implementation fees       $      0
               All other fees:
                    Audit related fees                       $121,700
                    Other non-audit services (principally
                    tax compliance and tax consulting
                    services and accounting advisory
                    services with respect to SEC filings)    $304,660
                                                             --------
               Total all other fees                                     $426,360

     The Audit Committee considers the provision of non-audit services by the Company's auditor to be compatible in maintaining auditor independence.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                                   PROPOSAL 3
                      APPROVAL OF 2003 INCENTIVE STOCK PLAN

Background

     The Company has maintained an Incentive Stock Plan since 1994 to enable certain officers and key employees to participate in the ownership of the Company. The original plan (the "1994 Plan") reserved 670,000 shares of Class A Common Stock for option grants. The Company adopted amendments to the 1994 Plan in 1996, 1999, and 2000, and amended and restated the 1994 Plan in 2001. As of March 1, 2003, a total of 1,979,237 shares of Class A Common Stock are reserved for stock grants under the 1994 Plan. Of these 1,979,237 shares, as of March 1, 2003, 1,277,356 shares are subject to issued and outstanding option grants and 701,881 shares are available for new stock grants under the 1994 Plan. Class A Common Stock reserved for options issued and outstanding under the 1994 Plan, as of March 24, 2003, had an aggregate market value of $22,225,994, based on the Company's Class A Common Stock price of $17.40 per share as of March 24, 2003.

     The Company adopted the 1998 Non-Officer Incentive Stock Plan (the "Non-Officer Plan") in 1998 to enable executive personnel and other key employees to participate in the ownership of the Company. The Non-Officer Plan authorized 200,000 shares of the Company's Class A Common Stock for grants or awards. As of March 1, 2003, 81,183 shares remain reserved for stock issuance pursuant to the Non-Officer Plan. The Company has awarded options and other grants (less cancellations) covering approximately 118,817 shares.

     The Outside Director Stock Option Plan (the "Outside Director Plan") was adopted in February 2000 to enable non-employee directors to participate in the ownership of the Company. The Outside Director Plan authorized 50,000 shares of the Company's Class A Common Stock for grants or awards. As of March 1, 2003, 30,000 shares are subject to issued and outstanding option grants, and 20,000 shares are available for new stock grants under the Outside Director Plan.

     On February 20, 2003, the Board of Directors voted to terminate further option grants under the 1994 Plan, Non-Officer Plan, and Outside Director Plan, effective as of May 31, 2003, subject to stockholder approval of the 2003
Incentive Stock Plan (the "2003 Plan") described below. If the 2003 Plan is approved by stockholders:

     o Any options issued under the 1994 Plan, the Non-Officer Plan, and the Outside Director Plan at the time such plans are terminated will continue to be outstanding, and a sufficient number of shares of Class A Common Stock will be reserved under each plan to cover any outstanding options that are then unexercised.

     o Option grants issued under the 1994 Plan, the Non-Officer Plan, and the Outside Director Plan will continue in effect and may be exercised on the terms and conditions under which the grants were made, but no further option grants will be made under the 1994 Plan, the Non-Officer Plan, and the Outside Director Plan after May 31, 2003.

     o    As of June 1, 2003,  any new  grants  will be made only under the 2003
          Plan.

     It is anticipated that the only further option grants under the 1994 Plan and Outside Director Plan will be made in conjunction with the annual meeting. In the past, option grants covering up to 10,000 shares per executive officer and 2,500 shares per outside director have been made in conjunction with the annual meeting. In addition, in 2002, 115,750 stock options were granted to other employees of the Company in conjunction with the annual meeting.

2003 Plan

     At the Annual Meeting, stockholders will be asked to approve the 2003 Plan that will commence June 1, 2003. A copy of the 2003 Plan is set forth in Appendix B to this Proxy Statement. The 2003 Plan, like the 1994 Plan, is designed to attract and retain employees and others and to motivate them through incentives that are aligned with the Company's goals of increased profitability and stockholder value. Awards may be in the form of incentive stock options, non-qualified stock options, restricted stock awards, or any other awards of stock consistent with the 2003 Plan's purpose. The 2003 Plan will be administered by the Board of Directors or a committee that may be appointed by the Board of Directors. All employees, directors, and consultants of the Company are eligible for participation, and actual participants in the 2003 Plan will be selected from time-to-time by the administrator. The administrator may substitute new stock options for previously granted options. No awards of incentive stock options may be made after the period under applicable provisions of the Internal Revenue Code.

     The 2003 Plan is substantially the same as the 1994 Plan, except:

     o 1,250,000 shares of Class A Common Stock are authorized for grants or awards;

     o the specific authority of the committee with respect to the 2003 Plan is clarified;

     o Company-repurchased shares revert to the pool reserved for issuance under the 2003 Plan;

     o the exercise price of non-statutory options ("NSOs") was revised to be not less than 85% of the Fair Market Value on the date of grant (from not less than 70% in the 1994 Plan);

     o the definition of "Fair Market Value" when the Company's Class A Common Stock is not listed or admitted to trading on an exchange has been specified;

     o the rule applicable in case of death of the optionee has been revised to provide for a limited ability to exercise in the case of an incentive stock option ("ISO");

     o    the 2003 Plan  allows  for the  exercise  of  options  exercisable  at
          termination   by  a  terminated   employee   within  three  months  of
          termination;

     o    the 2003 Plan allows for limited transfer of NSO awards; and

     o the 2003 Plan allows non-qualified stock option grants to be made to consultants and directors.

     The committee has the authority, subject to the provisions of the 2003 Plan, to grant awards, determine the exercise price, interpret the 2003 Plan, and determine terms and provisions of each award granted, including without limitation, vesting schedule and exercise date. ISO options granted under the 2003 Plan are non-transferable except pursuant to the laws of descent and distribution. Shares reserved for issuance under the 2003 Plan will be registered with the Securities and Exchange Commission on Form S-8 at the time the 2003 Plan becomes effective.

     The 2003 Plan reserves 100,000 shares of Class A Common Stock for grants to non-employee directors out of the total of 1,250,000 shares reserved for issuance under the 2003 Plan. The 2003 Plan, like the Outside Director Plan, authorizes the automatic NSO grant of Class A Common Stock to each non-employee director at each annual meeting. Grants to non-employee directors vest one hundred percent on the date of the grant. The number of shares subject to the annual grant currently is 2,500 but may be changed by the committee at any time.

     The committee has the right to terminate, revise, or amend the 2003 Plan in such respects as the committee may deem advisable; provided that the following revisions or amendments require the approval of the stockholders of the Company:
(i) any change in the designation of the class of persons eligible to be granted awards; (ii) any change in the number of shares subject to the 2003 Plan; or
(iii) if otherwise required by any applicable laws.

     If the 2003 Plan is approved by stockholders, 1,250,000 shares will be reserved for issuance under the 2003 Plan. The Class A Common Stock reserved for issuance under the 2003 Plan has an aggregate market value of $21,750,000, based on the Company's Class A Common Stock price of $17.40 per share as of March 24, 2003.

     The Board of Directors has unanimously recommended approval of Proposal 3 and believes that the ability to offer additional equity incentives is important to providing compensation that aligns the interests of employees, consultants, and stockholders.

Federal Income Tax Consequences for Incentive Stock Options

     Options granted as an incentive stock option ("ISO") are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for special tax treatment. Neither the grant of the ISO nor the exercise of the ISO by a participant ("Optionee") will result in the recognition of taxable income to the Optionee, provided that the Optionee meets all the tax requirements for incentive stock option treatment when the option is exercised. However, the exercise of an ISO will result in an item of tax preference to an Optionee potentially subject to the alternative minimum tax. The ultimate sale or other disposition by the Optionee of the shares obtained upon exercise of the ISO will result in capital gain or loss equal to the difference between the fair market value on the date of sale and the exercise price. The Company will not have a deduction with regard to the ISO at the time of the grant, the exercise, or the ultimate sale of the shares. Notwithstanding the foregoing, if an Optionee sells or disposes of the shares prior to two years after the date of the grant of the ISO or one year after the date of the exercise, the Optionee will recognize compensation income on the sale to the extent the value on the date of exercise exceeded the exercise price. The excess of the amount received on the sale over the value on the date of exercise will be capital gain. In the case of such a disqualifying disposition of shares, the Company may deduct the amount of income recognized as compensation income. A person entitled to exercise the ISO after the death of an Optionee may sell the stock obtained on the exercise of an option at any time without regard to the normal holding requirements. The Internal Revenue Service ("IRS") has issued Notice 2002-47, providing that until further guidance from the IRS and the Treasury Department, in the case of an ISO under Section 422 of the Code, the IRS will not assess the Federal Insurance Contributions Act ("FICA") tax or Federal

Unemployment Tax Act ("FUTA") tax, or apply federal income tax withholding obligations, upon either the exercise of the option or the disposition of the stock acquired by an employee pursuant to the exercise of the option. The IRS and Treasury Department had previously issued proposed regulations providing that FICA and FUTA taxes apply when an individual exercises a statutory stock option and that federal income tax withholding does not apply when an individual exercises a statutory stock option. Guidance in this regard may be issued in the future. It is not clear what the guidance will provide. Notice 2002-47 also states that it is anticipated that any final guidance that would apply employment taxes to statutory stock options will be prospective only. In addition to the foregoing federal tax considerations, the exercise of an ISO and the ultimate sale or other disposition of the shares acquired thereby will in most cases be subject to state income taxation.

Federal Income Tax Consequences for Nonstatutory Stock Options

     An Optionee does not realize any compensation income upon the grant of a Nonstatutory Stock Option ("NSO"). Additionally, the Company may not take a tax deduction at the time of the grant. Upon exercise of an NSO, an Optionee realizes and must report as compensation income an amount equal to the difference between the fair market value of the securities on the date of exercise and the exercise price. The Company is entitled to take a deduction at the same time and in the same amount as the Optionee reports as compensation income, provided the Company withholds federal income tax in accordance with the Code and applicable Treasury regulations. The amount recognized by the employee as compensation income is also subject to FICA, FUTA, and Medicare withholding. In addition to the foregoing federal tax considerations, the exercise of an Option and the ultimate sale or other disposition of the shares of Class A Common Stock acquired thereby will in most cases be subject to state income taxation.

                      Equity Compensation Plan Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Number of securities
                                        Number of securities                                remaining available for
                                        to be issued upon         Weighted-average          future issuance under
                                        exercise of               exercise price of         equity compensation plans
                                        outstanding options,      outstanding options,      (excluding securities
Plan category                           warrants and rights       warrants and rights       reflected in column (a))
------------------------------------------------------------------------------------------------------------------------------------
                                                  (a)                     (b)                           (c)
------------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders(1)                    1,307,356           $13.60                             721,881
------------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders(2)                       74,750           $12.10                              56,433
------------------------------------------------------------------------------------------------------------------------------------
Total                                              1,382,106           $13.52                             778,314
------------------------------------------------------------------------------------------------------------------------------------


(1) Includes 2,029,237 shares reserved for issuance under the Incentive Stock Plan originally adopted in 1994, and amended and restated in 2001, and shares reserved for issuance under the Outside Director Plan.
(2) Includes 81,183 shares reserved for issuance under the Non-Officer Plan, and 50,000 shares reserved for issuance pursuant to grants outside the plan.

Summary  Description  of Equity  Compensation  Plans Not  Approved  by  Security
Holders

Summary of 1998 Non-Officer Incentive Stock Plan

In October 1998, the Company's Board of Directors adopted the Non-Officer Plan to attract and retain executive personnel and other key employees and motivate them through incentives that are aligned with the Company's goals of increased profitability and stockholder value and authorized 200,000 shares of the Company's Class A Common Stock for grants or awards pursuant to the Non-Officer Plan. Awards may be in the form of incentive stock options, non-qualified stock options, restricted stock awards, or any other awards of stock consistent with the Non-Officer Plan's purpose. The Non-Officer Plan is administered by the Board of Directors or a committee that may be appointed by the Board of Directors. All non-officer employees are eligible for participation, and actual participants in the Non-Officer Plan are selected from time-to-time by the administrator. The administrator may substitute new stock options for previously granted options. As of March 1, 2003, 81,183 shares remain reserved for stock issuance pursuant to the Non-Officer Plan. The Company has awarded options and other grants (less cancellations) covering approximately 118,817 shares. In conjunction with adopting the 2003 Plan, the Board of Directors voted to terminate the Non-Officer Plan effective as of May 31, 2003, subject to stockholder approval of the 2003 Plan.

Summary of Grants Outside the Plan

On August 31, 1998, the Company's Board of Directors approved the grant of an option to purchase 5,000 shares of the Company's Class A Common Stock to each of the four outside directors of the Company. The exercise price of the stock was equal to the mean between the lowest reported bid price and the highest reported asked price on the date of the grant. The options have a term of ten years from the date of grant, and the options vest 20% on each of the first through fifth anniversaries of the grant.

On September 23, 1998, the Company's Board of Directors approved the grant of an option to purchase 20,000 shares of the Company's Class A Common Stock to Tony Smith upon closing of the acquisition of Southern Refrigerated Transport, Inc. and Tony Smith Trucking, Inc. The exercise price was the mean between the low bid price and the high asked price on the closing date. The options have a term of ten years from the date of grant, and the options vest 20% on each of the first through fifth anniversaries of the grant.

On May 20, 1999, the Company's Board of Directors approved the grant of an option to purchase 2,500 shares of the Company's Class A Common Stock to each of the four outside directors of the Company. The exercise price of the stock was equal to the mean between the lowest reported bid price and the highest reported asked price on the date of the grant. The options have a term of ten years from the date of grant, and the options vest 20% on each of the first through fifth anniversaries of the grant.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO APPROVE THE 2003 INCENTIVE STOCK PLAN.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2004 Annual Meeting of the Stockholders of the Company must be received by the Corporate Secretary of the Company at the Company's principal executive offices on or before December 16, 2003, to be included in the Company's proxy material related to that meeting.

                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                            Covenant Transport, Inc.


                            /s/ David R. Parker
                            David R. Parker
                            Chairman of the Board
April 18, 2003

                                   Appendix A

           SECOND AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                            COVENANT TRANSPORT, INC.

                                 April 14, 2003

                                    Recitals.

     On February 8, 1999, the Securities and Exchange Commission's Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees (the "Blue Ribbon Committee") issued a report containing recommendations for improving the effectiveness of corporate audit committees. The Blue Ribbon Committee directed its recommendations to the Securities and Exchange Commission (the "Commission"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), the National Association of Securities Dealers (the "NASD"), and the Auditing Standards Board (the "ASB") (collectively, the "Regulatory Authorities"). In response to its recommendations, the Regulatory
Authorities have adopted new rules and amended existing rules pertaining to corporate audit committees.

     The Board of Directors (the "Board") of Covenant Transport, Inc., a Nevada corporation (the "Company"), in response to actions taken by the Regulatory Authorities, adopted the Amended and Restated Audit Committee Charter (the "Original Charter") in May, 2000. In light of recent amendments to the Commission's rules and regulations as a result of the Sarbanes-Oxley Act of 2002, the Company now adopts this Second Amended and Restated Audit Committee Charter (the "Charter"). The Charter describes the duties and responsibilities of the Company's audit committee (the "Audit Committee") and grants the Audit Committee the authority necessary to perform its oversight responsibility.

                                    Charter.

     1. Purpose of Audit Committee. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to ensure the fairness and accuracy of the Company's financial statements and to ensure the existence of appropriate internal financial controls, and the independence of the independent public accountants engaged to audit the Company's financial statements (the "external auditors"), and to render the reports required of the Audit Committee, and to allow the Company to make the disclosures required by related Commission regulations.

     2. Qualifications of Audit Committee. The Audit Committee shall consist of not less than three nor more than five directors, each of whom meets the definition of an "independent director" specified by applicable law (including the Sarbanes-Oxley Act of 2002) and rules and regulations of Regulatory Authorities. Each member of the Audit Committee shall be generally familiar with the general requirements of financial reporting and shall demonstrate all other qualifications required by law or any Regulatory Authority. At least one member of the Audit Committee shall in the judgment of the Board be an audit committee financial expert in accordance with the rules and regulations of the Commission.

     3. Duties of the Audit Committee. Subject to the second sentence of Paragraph 10, the Audit Committee will perform the following duties in the manner and priority the Audit Committee determines, in its discretion, to be appropriate under the circumstances:

     (a) Review the Company's earnings statements with management and with the Company's external auditors prior to the release of such statements to the public;

     (b) Assure that the Company's interim financial statements are reviewed by the Company's external auditors, as required by Commission rules, prior to the filing of such interim financial statements with the Commission as part of the Company's report on Form 10-Q;

     (c) Review and discuss the Company's audited financial statements with management, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K;

     (d) Review and discuss the Company's audited financial statements with the Company's external auditors and shall review those matters required to be discussed by Statement of Auditing Standards No. 61, as modified or supplemented from time to time;

     (e) Receive the written disclosures and the letter from the Company's external auditors required by the Independent Standards Board's Standard No. 1, as modified or supplemented, discuss with the external auditors their independence, and, as required by Commission rules, pre-approve all audit services and permitted non-audit services to be performed by the external auditor and establish policies and procedures for the engagement of the independent external auditor to provide permitted non-audit services;

     (f) Review annually the scope of the external auditors' work, including any non-auditing or consulting services;

     (g) Review with the Company's external auditors all adjustments made to the Company's audited financial statements, including a reconciliation of any adjustments made in the audited financial statements from the Company's quarterly interim financial statements;

     (h) Review with management and the Company's external auditors any significant financial reporting issues or judgments called for in connection with the preparation of the Company's financial statements, including the
adequacy  and  appropriateness  of  any  reserves,   policies  relating  to  the
recognition of revenue, the quality and appropriateness of the Company's accounting principles, and any other matters which, in its judgment, or the judgment of the Company's external auditors, could have a material impact on the Company's financial statements;

     (i) Meet with the Company's external auditors and with management to review and assess any material financial risk exposure to the Company and the steps management has or plans to take to monitor and control financial risk;

     (j) Review with the Company's external auditors and management the adequacy of the Company's internal financial controls and reporting systems;

     (k)  Confer  with  the  Company's   external   auditors   about  any  audit
requirements as specified in the Securities and Exchange Act of 1934 that may have come to the attention of the external auditors;

     (1) Review any major changes to the Company's auditing and accounting policies and practices suggested by the Company's external auditors or by management. (In undertaking the duties specified herein, in communications with the Company's external auditors, the Audit Committee will, in accordance with Statement of Auditing Standards No. 61, communicate with the external auditors with respect to (1) methods used to account for significant or unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates, and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and (4) disagreements with management, if any, over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the Company's financial statements);

     (m) Take responsibility for the appointment, compensation, and oversight of the Company's external auditors, review the proposed scope and plan of the annual audit, and recommend their selection and engagement;

     (n) Review the external auditors' management letter and consider any comments made by the external auditors with respect to improvements in the internal accounting controls of the Company, consider any corrective action recommended by the external auditors, and review any corrective action taken by management;

     (o) Review and devote attention to any areas in which management and the Company's external auditors disagree and determine the reasons for such disagreement;

     (p) Review the performance of the external auditors and take direct responsibility for hiring and, if appropriate, replacing any external auditor failing to perform satisfactorily;

     (q) Review the performance of the Company's Chief Financial Officer and Controller;

     (r) Review any difficulties any external auditor may have encountered with respect to performance of an audit, including, without limitation, any restrictions placed upon the scope of the audit on access to information, or any changes in the proposed scope of the audit;

     (s) Provide, as part of the Company's proxy filed pursuant to Commission regulations, the report required by Commission regulations relating to proxies and cause a copy of that report to be included annually in the Company's proxy solicitation materials;

     (t) Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

     (u) Establish in accordance with law and the rules and regulations of Regulatory Authorities procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

     (v) Obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Audit Committee;

     (w) Establish policies for the hiring of employees and former employees of the independent external auditor;

     (x) Review and approve in advance all transactions between the Company and its executive officers and directors;

     (y)   Periodically   review  the   adequacy   of  this   Charter  and  make
recommendations to the Board with respect to any changes in this Charter.

     4. Access to Information. In order to perform its obligations, the Audit Committee shall have unrestricted access to all relevant internal and external Company information and to any officer, director, or employee of the Company.

     5. Employee Access to Audit Committee. Any person employed by the Company and any of the Company's independent contractors will have access to the Audit Committee, pursuant to procedures adopted by the Audit Committee, to report any matter which such person believes would be of interest to the Audit Committee or of general concern to the Audit Committee or the Board. Contacting a member of the Audit Committee to report any irregularity, questionable activity, or other matter will not subject the person making the report to discipline.

     6. Frequency of Meetings.

          (a) The Audit Committee will meet each quarter prior to the release of the Company's earnings statements to review the earnings release. In addition, the Audit Committee will convene if a meeting is noticed by its Chairman, any member of the Audit Committee, any member of the Board, the Chief Financial Officer, or the Chief Executive Officer.

          (b)  The Audit  Committee,  at least once a year,  will meet privately with the Company's external and, if applicable, internal auditors, and no representative of the Company's management shall attend such meetings.

     7. Access to Legal Counsel and Advisors. The Audit Committee shall have full and free access to the Company's outside legal counsel, and if requested, to its own independent legal counsel and other advisors. The Company will pay for the cost of any such legal counsel and advisors.

     8. Meeting Procedures.

     (a) Members of the Audit Committee shall endeavor to attend all meetings of the Audit Committee. The Audit Committee may meet telephonically or in person and may take action upon the written consent of all members. A majority of the Audit Committee will constitute a quorum for all purposes.

     (b) Written minutes will be maintained for each meeting of the Audit Committee.

     9. Other Duties. The Audit Committee will perform such other duties as the Board may assign to it or as may be imposed by law or by rule or regulation of Regulatory Authorities.

     10. Limitation of Audit Committee Duties. The Audit Committee is not an investigative committee of the Board and shall have no investigative duties unless expressly assigned to the Audit Committee by the Board. The Audit Committee will exercise its business judgment in performing its duties under this Charter, including the duties outlined in Paragraph 3, and may emphasize and prioritize those duties and responsibilities set forth above which the Committee, in its discretion and judgment, believes are the most important, given the particular circumstances. It is not the duty of the Audit Committee to undertake the audit of the Company itself, to plan the audit, or to undertake any of the responsibilities of the Company's internal or external auditors. The Audit Committee is not required to follow the procedures required of auditors in performing reviews of interim financial statements or audited financial statements. In performing its functions, the Audit Committee may rely upon information provided to it by management, by the Company's internal and external auditors, or by legal counsel. This Charter imposes no duties on the Audit Committee or its members that are greater than those duties imposed by law upon a director of a Nevada corporation under Section 78.138 of the Nevada General Corporation Law. If any claim is asserted against the Audit Committee, any of its members or the Company by a stockholder or any other person, nothing in this Charter shall be construed to limit or restrict any defense or indemnification available to the Audit Committee, any of its members, or the Company.

                                   Appendix B

                            COVENANT TRANSPORT, INC.
                            2003 INCENTIVE STOCK PLAN

                                    ARTICLE I
                                     GENERAL

     1.1 Purpose: The purpose of the Covenant Transport, Inc. 2003 Incentive Stock Plan (the "Plan") is to attract and retain the best available employees, non-employee directors, and consultants to contribute toward the management, growth and success of the business, and to provide an incentive for employees, directors, and consultants to exert their best efforts on behalf of Covenant Transport, Inc., its subsidiaries and its stockholders.

     1.2 Establishment and Approval of Plan: On February 20, 2003, Covenant Transport, Inc., a Nevada corporation, (the "Corporation") adopted this Incentive Stock Plan, by the unanimous vote of the Directors, to become effective as of June 1, 2003, subject to the Corporation's stockholders approving this Incentive Stock Plan. As so established and approved, this Plan shall be known as the Covenant Transport, Inc. 2003 Incentive Stock Plan.

     1.3  Administration:

          a. The Plan shall be administered by the Board of Directors or a committee as appointed from time-to-time by the Board of Directors (the Board of Directors or the committee is hereinafter collectively referred to as the "Committee"). For all transactions involving Section 16 "insiders" (i.e., executive officers, directors, and more than 10% stockholders), any Committee shall consist of at least two members, each being members of the Board of Directors, and the members of such Committee, with respect to any award, shall be Directors who are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act") or any similar rule which may subsequently be in effect ("Rule 16b-3"). The Committee shall serve at the pleasure of the Board of Directors, and the Board of Directors may, from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. No member of the Committee shall participate in or take any action with respect to any Award made with respect to such member except as otherwise provided herein. For affected grants, the Committee also shall comply with applicable laws and regulations, as well as rules of the Nasdaq Stock Market.

          b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Non-statutory Stock Options, Restricted Stock Awards, Reload Options concurrently with the grant of any Award of Incentive Stock Options or Non-statutory Stock Options, Other Stock Based Awards, and Other Benefits;
     (ii) to determine, upon review of relevant information and in accordance with Section 2.3 of the Plan, the Fair Market Value of the Common Stock;
     (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 2.3 of the Plan; (iv) to determine the employees, directors, and consultants to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be represented by each Award; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Award granted (which need not be identical), including, without limitation, the terms and conditions of the exercise, the terms of payment of the exercise price, any conditions to which the Award or its exercise may be subject, and any restrictions or limitations placed on Option Stock pursuant to the exercise of an Award, and, with the consent of the holder of the Award, modify or amend each Award; (viii) to accelerate or defer (with the consent of the Participant) the exercise or vesting date of any Award, consistent with the provisions of Section 2.5 of the Plan;
     (ix) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award previously granted by the Committee; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Corporation, stockholders, Participants and all other persons. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

          c. To the extent that any such action would not contravene applicable laws, or rules or regulations of the SEC or Nasdaq, the Committee may delegate any of its authority hereunder to such persons as it deems appropriate.

     1.4 Eligibility for Participation: Participants in the Plan shall be selected by the Committee from the executive officers, other key employees, directors, and consultants of the Corporation and its subsidiaries who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Corporation. In making this selection and in determining the form and amount of Awards, the Committee shall consider any factors it deems relevant, including the individual's functions and responsibilities, the value of his or her service to the Corporation and potential contributions to the Corporation's profitability and sound growth.

     1.5 Types of Awards Under Plan: Awards under the Plan may be in the form of any one or more of the following: as described in Article II, Incentive Stock Options ("ISOs") and Non-statutory Stock Options ("NSOs"); as described in
Article III,  Restricted  Stock  Awards  ("Restricted  Stock");  as described in
Article IV, Reload Options; and as described in Article V, Other Stock Based Awards and Other Benefits (all collectively "Awards"). ISOs, NSOs and Reload Options are referred to individually as "Option" or Collectively as "Options."

     1.6 Shares Subject to Plan: The maximum number of shares of Common Stock which may be issued for all purposes under the Plan shall be One Million Two Hundred Fifty Thousand (1,250,000). Of the total number of shares reserved for Awards under this Plan, One Hundred Thousand (100,000) shares of Common Stock are reserved for Awards made under the Outside Directors Plan set forth in
Article VI. The balance of the shares of Common Stock are reserved for Awards under any other provision of this Plan; provided, however, that in no event shall the aggregate number of shares of Common Stock subject to all Awards made under this Plan since inception exceed 1,250,000 shares of Common Stock, adjusted as described in this Section.

          a. In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification or exchange of Common Stock, recapitalization, merger, consolidation or other event, the shares of Common Stock authorized hereunder and outstanding Awards, as applicable, shall be proportionately adjusted by the Committee in its sole discretion and any such judgment shall be binding and conclusive on all persons. Provided, however, in the case of ISOs, no such adjustment shall be made if the result thereof would be that the excess of the aggregate fair market value of the shares subject to the Option immediately after the adjustment over the aggregate Exercise Price of such shares is more than the excess of the aggregate fair market value of all shares subject to the Option immediately before such substitution or assumption over the aggregate Exercise Price of such shares, or that the new Option or the assumption of the old Option gives the Participant additional benefits which he or she did not have under the old Option.

          b. Any shares of Common Stock subject to an Option which for any reason is canceled or terminated without having been exercised, or after being partially exercised, or any shares of Restricted Stock which are forfeited, shall revert to the pool of shares reserved in Section 1.6 and shall again be available for Awards under the Plan. Fractional shares shall not be issued. The Committee will determine the manner in which fractional share value(s) will be treated. Each Award shall state the total number of shares of Common Stock subject to the Awards. Shares of Common Stock issued under the Plan and later repurchased by the Corporation shall become available for future grant or sale under the Plan.

     1.7  General Definitions:

          a. The term Subsidiary shall mean, unless the context otherwise requires, any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in such chain owns stock possessing at least fifty percent (50%) of the voting power in one of the other corporations in such chain. For the purpose of this section, stock ownership shall be determined in accordance with Section 424 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

          b. The term Board of Directors shall mean only the Board of Directors of the Corporation. The term Director shall mean only a member of the Board of Directors.

          c. Except as limited in Section 2.7 below relating to Incentive Stock Options, as defined in Section 422 of the Code, the term disability shall have the meaning determined by the Committee in its sole discretion.

                                   ARTICLE II
                                  ISOs AND NSOs

     2.1 Award of ISOs and NSOs: The Committee may, from time-to-time, in its sole discretion and subject to such terms and conditions of this Plan and as it may prescribe, award to any Participant options to purchase Common Stock, either as a tax-qualified Option ("ISO") or as a non-statutory Option ("NSO").

     2.2 Agreements: The award of an ISO or NSO shall be evidenced by a signed agreement containing such terms and conditions as the Committee may in its sole discretion determine ("Agreement"), so long as such terms and conditions are not inconsistent with this Plan. An ISO Agreement shall specify that the Award is intended to qualify as an Incentive Stock Option, as such term is defined in
Section 422 of the Code and Options issued thereunder shall comply with the applicable provisions of the Code.

     2.3 Exercise Price: The purchase price of Common Stock under each ISO or NSO (the "Exercise Price") shall be (a) with respect to ISOs, not less than the Fair Market Value of the Common Stock, on the date the ISO is awarded except that, in the case of a grantee who is a 10% or greater stockholder in the Corporation, not less than 110% of the fair market value of the Common Stock, on the date the ISO is awarded, provided that the Exercise Price shall be adjusted by the Committee with respect to Awards not already granted to remain consistent with restrictions imposed by the Code and (b) with respect to NSOs, not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock, on the date that the NSO is awarded. In no event shall the Exercise Price of an ISO or NSO be less than the par value of the Common Stock. "Fair Market Value" means: (i) if the Common Stock is at the time listed or admitted to trading on a stock exchange, The Nasdaq Stock Market, or an over-the-counter market, the closing price of the Common Stock on the date the determination of value is to be established pursuant to the Agreement or notice, as such prices are reported by the exchange, The Nasdaq Stock Market, or a publication of general circulation selected by the Committee and regularly reporting the market price of the Common Stock, to the extent consistent with applicable laws and regulations. If no reported quotation or sale of Common Stock takes place on the date in question, the last reported closing price of the Common Stock shall be determinative; or (ii) if the Common Stock is not at the time listed or admitted to trading on a stock exchange, The Nasdaq Stock Market, or an over-the-counter market, the price of the Common Stock on the date the determination of value is to be established pursuant to the Agreement or notice, as such price is determined by the Committee consistent with applicable laws and regulations.

     2.4 Exercise and Term of Options:

          a. Options shall be exercisable at such time and subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, which need not be the same for all Participants. The Committee shall establish procedures governing the exercise of Options and shall require that written notice of exercise be given and that the Exercise Price be paid in full. In connection with any Award, the Committee may specify such vesting and forfeiture provisions as it deems appropriate. To the extent permitted by law, and consistent with Rule 16b-3, the Committee may permit a Participant, in lieu of paying the Exercise Price in full in cash, to make payment in Common Stock already owned by the Participant, or in the value of surrendered Options which are then exercisable, valued at Fair Market Value on the date of exercise, as partial or full payment of the Exercise Price. As soon as practicable after receipt of full payment, the Corporation shall deliver to the Participant a certificate or certificates representing the acquired shares of Common Stock.

          b. Subject to such terms and conditions as the Committee may establish from time-to-time, which terms and conditions with respect to ISOs shall not be inconsistent with the applicable provisions of the Code and the Act, the Options may be exercised at any time prior to the expiration date of the Option established by the Committee at the time of the Award.

          c. Subject to the terms and conditions established by the Committee, Options may be exercised either for the total number of shares to which the Options relate or to such portion or portions thereof as the Participant shall determine. Unless otherwise provided in the Agreement, or the Code, Options may be exercised without regard to the sequence in which such Options were granted.

     2.5 Limitation on ISOs: Notwithstanding anything in the Plan to the contrary, the following additional conditions shall apply to the grant of Options which are intended to qualify as ISOs, which additional conditions may be modified from time-to-time by the Committee to remain consistent with the Code.

          a. The aggregate Fair Market Value (determined as of the date the ISO is granted) of shares of Common Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all ISO plans of the Corporation) shall not exceed the amount specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options shall be deemed to be NSOs.

          b. All ISOs must be granted within ten years of the earlier of the date on which this Plan was adopted by the Corporation's Board of Directors or the date this Plan was approved by the stockholders.

          c. Unless sooner exercised, terminated, or cancelled, all ISOs shall expire no later than ten years after the date of grant or, in the case of a grantee who is a 10% or greater stockholder in the Corporation, no later than five years after the date of the grant. The foregoing notwithstanding, if the Code or regulations promulgated thereunder are subsequently amended to provide for a different percentage of voting power or maximum option term for ISOs, such new limits shall be automatically incorporated in this
     Section 2.5 and shall apply to any ISOs granted after the effective date of such amendment.

          d. The Agreement shall provide that the ISO is exercisable during the Participant's lifetime only by the Participant (or the Participant's legal representative, in the event the Participant is disabled) and that the ISO is not transferable other than by will or the laws of descent and distribution.

     2.6 Death of Optionee: With respect to ISOs, in the event of the death of an Optionee:

          a. who is at the time of his death an employee of the Corporation and who shall have been in continuous status as an employee since the date of grant of the ISO, the ISO may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of the ISO as set forth in the Agreement or notice), by the Optionee's estate or by a person who acquired the right to exercise the ISO by bequest or inheritance, but only to the extent that the Optionee had the right to exercise the ISO at the date of death; or

          b. which occurs within three (3) months after the termination of continuous status as an employee, the ISO may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of the ISO as set forth in the Agreement or notice), by the Optionee's estate or by a person who or entity which acquired the right to exercise the ISO by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     2.7 Retirement or Disability: Upon the termination of the Optionee's employment by reason of Disability or retirement, the Optionee may, within 36 months from the date of such termination of employment, exercise any ISOs to the extent such ISOs were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code upon the exercise of an ISO may not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent Disability (as defined in Section 22(e)(3) of the Code) or (ii) three months after the date of termination of employment due to retirement.

     2.8 Termination of Status as an Employee: With respect to ISOs, in the event of termination of a Participant's continuous status as an employee, such Participant may, but only within three (3) months after such event of termination of a Participant's continuous status as an employee (but in no event later than the date of expiration of the term of the ISO as set forth in the Agreement or notice), exercise his ISO to the extent that he was entitled to exercise it at the date of termination. To the extent that he was not entitled to exercise the ISO at the date of such termination, or if he does not exercise the ISO (which he was entitled to exercise) within the time specified in this
Section 2.8 the ISO shall terminate.

                                   ARTICLE III
                             RESTRICTED STOCK AWARDS

     3.1 Awards of Restricted Stock: The Committee may award to any Participant shares of Common Stock which are subject to the restrictions described in this Article and such other terms and conditions as the Committee may prescribe ("Restricted Stock").

     3.2 Restricted Stock Agreement: Shares of Restricted Stock awarded shall be evidenced by a signed agreement containing such terms and conditions as the Committee may in its sole discretion determine ("Restricted Stock Agreement"), so long as such terms and conditions are not inconsistent with this Plan.

     3.3 Restriction: Except as provided in Section 3.6, at the time of an Award of Restricted Stock, the Committee shall establish in its discretion, for each Participant a vesting schedule and a period of time ("Restricted Period") during which Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided. Except for such restrictions and subject to this Article III, the Participant shall have all rights of a stockholder with respect to such Restricted Stock. The Committee may, in its discretion, accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period or remove any or all of such restrictions, as it deems appropriate.

     3.4 Registration and Redelivery of Restricted Stock: Each certificate of Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation. During the Restricted Period the Restricted Stock shall remain in the possession of the Corporation. At the end of the Restricted Period, the Corporation shall redeliver to the Participant (or the Participant's legal representative or personal representative) the certificates of Common Stock deposited pursuant to this Section. The Common Stock so delivered to the Participant shall no longer be subject to the provisions of this Article.

     3.5 Consideration For and Exchange of Restricted Stock: An Award of Restricted Stock may provide that the Participant be required to furnish such consideration for the Award as the Committee shall determine, or may be issued in exchange for past services or other legal consideration. An Award of Restricted Stock may provide that such Restricted Stock may be exchanged during the Restriction Period for other Restricted Stock upon such terms and conditions as the Committee may permit or shall require.

     3.6 Termination of Employment: Unless the Restricted Stock Agreement otherwise provides, in the event the Participant's employment with the Corporation and/or its Subsidiaries is terminated for reasons other than death, Disability or retirement, all Restricted Stock awarded to such Participant which is still subject to restriction shall be forfeited. For the purposes of this Section the forfeiture period for each Award of Restricted Stock shall be separately calculated from the date of the Award. Unless the Restricted Stock Agreement otherwise provides, the restrictions provided in Section 3.3 shall terminate on the Participant's death, Disability or attainment of age sixty-five
(65).

                                   ARTICLE IV
                                 RELOAD OPTIONS

     4.1 Authorization of Reload Options: Concurrently with the award of any Option to any Participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of Common Stock up to (i) the number of shares of Common Stock used to exercise the underlying Option, and (ii) the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying
Option, in either case through the use of shares of Common Stock or vested Options. Notwithstanding the fact that the underlying Option may be an ISO, a Reload Option is not intended to qualify as an "incentive stock option" under
Section 422 of the Code.

     4.2 Reload Option Amendment: Each ISO and NSO Agreement shall state if the Committee has authorized Reload Options with respect to the underlying Options. Upon the exercise of an underlying Option, any additional Reload Option must be evidenced by an amendment to the underlying Agreement.

     4.3 Reload Exercise Price: Unless otherwise established by the Committee, the Exercise Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

     4.4 Term and Exercise: Each Reload Option is fully exercisable two years from the effective date of grant (or if less than two years remains until the termination of this Plan, then such Reload Option shall be exercisable within 90 days prior to termination of the Plan). The term of each Reload Option shall be equal to the remaining option term of the underlying Option.

     4.5 Termination of Employment: No additional Reload Options shall be granted to Optionees when Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

     4.6 Application Sections: Applicable sections regarding the manner of payment, restrictions, death, retirement and Disability of the Participant, and similar provisions relating to the underlying Option, are incorporated by reference in this Article IV as though fully set forth herein.

                                    ARTICLE V
                   OTHER STOCK BASED AWARDS AND OTHER BENEFITS

     5.1 Other Stock Based Awards: The Committee shall have the right to grant Awards valued in whole or in part by reference to, or otherwise based on, the Corporation's Common Stock ("Other Stock Based Awards") which may include, without limitation, the grant of Common Stock based on certain conditions, including short-term incentives or the issuance of Common Stock in lieu of cash under other incentive or deferred compensation programs of the Corporation. Payment under or a settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

     5.2 Other Benefits: The Committee shall have the right to provide types of Awards under this Plan in addition to those specifically referenced, if the Committee believes that such Awards would further the purposes for which this Plan was established. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee shall determine.

     5.3 Agreements: Awards of Other Stock Based Awards or Other Benefits shall be evidenced by a signed agreement ("Other Agreement") containing such terms and conditions as the Committee may in its sole discretion determine.

     5.4 Termination of Employment: Unless an Other Agreement otherwise provides, except in the event of the Participant's death, Disability or retirement after attaining the age 65, in the event that the Participant terminates employment with the Corporation and/or its Subsidiaries prior to the time benefits become payable pursuant to Awards of Other Stock Based Awards or Other Benefits, such Stock Based Awards and/or Other Benefits shall be immediately forfeited. Unless an Other Agreement otherwise provides, in the event of the Participant's death, Disability or retirement after attaining age 65, the Corporation shall pay to the Participant (or the Participant's legal representative or personal representative) the amount which would have been payable to the Participant had the Participant satisfied all of the requirements contained in the Other Agreement calculated as of the date of the occurrence of an event described in this sentence.

                                   ARTICLE VI
                                OUTSIDE DIRECTORS

     6.1 Automatic Grant: Commencing with the annual meeting of the stockholders of the Corporation held in the year 2004, and at each annual meeting thereafter, the Board shall grant each non-employee director who is then serving as a director an option to purchase a number of shares of Common Stock between two thousand five hundred (2,500) shares and five thousand (5,000) shares (adjusted in accordance with Section 1.6(a)). The exercise price of such Option shall be the Fair Market Value of the Common Stock on the date of the Award. Each Option shall vest one hundred percent (100%) on the date of the Award.

     6.2 Additional Grants: The Committee shall have the authority to make grants other than the automatic grants referred to above on such terms and conditions as it may specify and as otherwise may be consistent with this plan.

     6.3 Termination of Outside Director Option: Except as otherwise provided in any written Agreement between the Corporation and the non-employee director, any NSO granted hereunder will expire on the earlier of (i) ten years after the date of grant; (ii) one year after the non-employee director terminates his or her services as a director of the Corporation; (iii) the expiration stated in the Agreement (as this term is defined in Section 2.2); or (iv) any earlier date provided in this Article VI.

     6.4 Holding Period: Subject to the provisions of Section 7.2 hereof, the Option may be exercised during its term (i) beginning on the date six months after the Award, and (ii) after such date only while the option holder is a director of the Corporation and for a period of twelve months thereafter.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1 Transferability of Options:

          a. Incentive Stock Options. ISOs may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant or the Participant's guardian or legal representative.

          b. Awards Other Than Incentive Stock Options. All Awards other than ISOs may be transferred by the Participant to (i) immediate family members, or (ii) a trust or trusts for the exclusive benefit of immediate family members. Following transfer, the Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Participant" shall be deemed to refer to the transferee.

     7.2 Acceleration Upon Certain Changes: Notwithstanding anything in the Plan to the contrary, agreements may contain change of control provisions for the benefit of the Participant as the Committee shall approve (such approval to be conclusively evidenced by the execution and delivery of such agreements to the Participants). Change of control provisions shall mean provisions to protect Participant's interest in the Plan should the Corporation, its stock or its assets, be acquired by another person or entity, or should the Participant's employment terminate in connection therewith.

     7.3 Tax Withholding: The Committee shall have sole discretion whether to withhold stock sufficient to satisfy any withholding or other tax due with respect to the exercise of an Option, the vesting of Restricted Stock or any similar transaction under the Plan or to demand such amounts in cash. Any tax withholding effected in shares of Common Stock must comply with Rule 16b-3, if applicable.

     7.4 Amendment and Termination of the Plan:

          a. Amendment or Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable; provided that the following revisions or amendments shall require approval of the stockholders of the Corporation: (i) any change in the designation of the class of persons eligible to be granted Awards; (ii) any change in the number of shares subject to the Plan; or (iii) if otherwise required by any applicable laws.

          b. Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Awards already granted and those Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Corporation.

     7.5 Non-Uniform Determinations: The Committee's determinations, including without limitation, (a) the Participants' right to receive Awards, (b) the form, amount and timing of Awards, (c) the terms, conditions and provisions of Awards (including vesting and forfeiture provisions) and (d) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

     7.6 Limitations on Awards: Shares of Common Stock shall not be issued pursuant to the exercise or grant of an Award unless the exercise or grant of such Award and the issuance and delivery of shares of Common Stock shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 (the "1933 Act"), as amended, the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. In the case of officers and other persons subject to
Section 16(b) of the Act, the Committee, in its discretion, may impose limitations upon the exercise, delivery or payment of any Award which it believes are necessary or desirable in order to comply with Section 16(b) of the Act and the rules and regulations thereunder. The Committee may require any person receiving Common Stock hereunder to acknowledge that such Common Stock is being acquired for investment purposes and not with a view for resale or distribution and such Common Stock shall not be sold or transferred unless in accordance with applicable law and regulations. If the Corporation, as part of an offering of securities or otherwise, finds it

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


desirable because of legal or regulatory requirements to reduce the period during which Options may be exercised, the Committee may, in its discretion and without the holders' consent, so reduce such period on not less than fifteen
(15) days' written notice to the holders thereof.

     7.7 Reservation of Shares of Common Stock: The Corporation, during the term of this Plan, shall at all times reserve and keep available the number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance or sale of any shares of Common Stock under the Plan, shall relieve the Corporation of any liability in respect of the failure to issue or sell the shares of Common Stock as to which the requisite authority shall not have been obtained.

     7.8 Restrictions on Exercise: To the extent required to comply with Rule 16b-3, no Participant receiving an award under this Plan may dispose of Common Stock awarded under the Plan prior to the expiration of six months from the date of grant or dispose of an Option awarded under the Plan, or its underlying Common Stock, prior to the expiration of six months from the date of acquisition of the Option.

     7.9 Indemnification: Committee members shall be indemnified and held harmless by the Corporation from any loss, liability, or expense that may be imposed upon or incurred by such present or past Committee member in connection with or resulting from any claim, action, or proceeding in which the member is involved by reason of any action taken or failure to act under the Plan; provided such member shall give the Corporation an opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter or law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

     7.10 Rights of Participants: Nothing in the Plan shall interfere with or limit in any way the right of the Corporation and/or its Subsidiaries to terminate any Participant's employment, directorship, or consultancy at any time, nor confer upon any Participant any right to continue in the employment, directorship, or consultancy for any period of time or to continue his or her present or any other rate of compensation. No employee, director, or consultant shall have a right to be selected as Participant, or, having been so selected, to be selected again as a Participant.

     7.11 Requirements of Law: Awards, agreements, notices, and the issuance of shares of Common Stock shall be subject to applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges or quotation systems as may be required. The Committee shall determine whether any Option or Common Stock issued hereunder is required to be registered under the 1933 Act or may be issued under an exemption. In its sole discretion, the Corporation may, but is not obliged to, file a registration statement covering Common Stock issued under the Plan.

     7.12 Legend on Stock  Certificates:  Unless  Common  Stock issued under the
Plan has been previously registered, issued Common Stock shall bear the following or similar legend:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "1933 Act") or under the securities laws of any state and may not be transferred, assigned, sold, or hypothecated unless a registration statement under the 1933 Act and the applicable state laws shall be in effect with respect thereto or an opinion of counsel satisfactory to the Corporation shall be received to the effect that registration under the 1933 Act and applicable state securities laws is not required."

     7.13 Effective Date: This Amended and Restated Plan was duly approved by unanimous consent of the Directors, to be effective when ratified by the stockholders. No Awards of ISOs shall be made hereunder after February 19, 2013.

                                      PROXY
                            COVENANT TRANSPORT, INC.
              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2003
          Solicited on Behalf of the Board of Directors of the Company

     The undersigned holder(s) of Class A and/or Class B Common Stock (individually or together referred to as "Common Stock") of Covenant Transport, Inc., a Nevada corporation (the "Company"), hereby appoint(s) David R. Parker, Michael W. Miller, and Joey B. Hogan, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate Headquarters at 400 Birmingham Highway, Chattanooga, Tennessee, on Thursday, May 22, 2003, at 10:00 a.m., Eastern Time, and at any adjournment thereof, as follows:

1. Election of Directors
     [ ]  FOR all nominees listed below  [ ]  WITHHOLD AUTHORITY to
          (except as marked to the            vote for all nominees listed below
          contrary below)

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.
  David R. Parker   Michael W. Miller     Robert E. Bosworth   Bradley A. Moline
  William T. Alt    Hugh O. Maclellan,Jr. Mark A. Scudder      Niel B. Nielson

2. Approval of the appointment of KPMG LLP as independent public accountants of the Company for the year ending December 31, 2003.
       [ ] FOR               [ ] AGAINST                 [ ] ABSTAIN

3. Approval of Covenant Transport, Inc. 2003 Incentive Stock Plan.
       [ ] FOR               [ ] AGAINST                 [ ] ABSTAIN

4. In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.
     [ ] GRANT AUTHORITY to vote        [ ] WITHHOLD AUTHORITY to vote

                  (Continued and to be signed on reverse side)

                           (Continued from other side)

     A vote FOR Proposals 1, 2, and 3 and granting the proxies discretionary authority is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR proposals 1, 2, and 3 and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

     The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2003 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2002.

                                            Date _________________________, 2003

                                ________________________________________________

                                ________________________________________________
                                                    Signature(s)

               Stockholders should date this proxy and sign here exactly as name appears at left. If proxy is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.